                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE

                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 17, 1998


                        DISCOVER CARD MASTER TRUST I
             --------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                    0-23108                           51-0020270
   --------                    -------                           ----------
  (STATE OF                  (COMMISSION                       (IRS EMPLOYER
ORGANIZATION)                FILE NUMBER)                   IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                               19720
---------------------------                                        -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE

ITEM 5.      OTHER EVENTS

             SERIES 1998-3. ON MARCH 17, 1998, THE REGISTRANT MADE AVAILABLE TO PROSPECTIVE INVESTORS A SERIES TERM SHEET SETTING FORTH A DESCRIPTION OF THE COLLATERAL POOL AND THE PROPOSED STRUCTURE OF $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-3 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $26,316,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1998-3 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I. THE SERIES TERM SHEET IS ATTACHED HERETO AS EXHIBIT 99.


ITEM 7.      EXHIBITS


EXHIBIT NO.  DESCRIPTION
-----------  -----------
EXHIBIT 99   SERIES TERM SHEET DATED MARCH 17, 1998, WITH RESPECT TO THE
             PROPOSED ISSUANCE OF THE FLOATING RATE CLASS A CREDIT CARD
             PASS-THROUGH CERTIFICATES AND THE FLOATING RATE CLASS B CREDIT
             CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I,
             SERIES 1998-3.


                                 SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                             DISCOVER CARD MASTER TRUST I
                               (REGISTRANT)



                             BY:  GREENWOOD TRUST COMPANY
                                  (ORIGINATOR OF THE TRUST)




DATE: MARCH 17, 1998         BY:  /S/ JOHN J. COANE
                                  --------------------------------------
                                  JOHN J. COANE
                                  VICE PRESIDENT, DIRECTOR OF ACCOUNTING
                                   AND TREASURER

                              INDEX TO EXHIBITS


EXHIBIT     DESCRIPTION                                                   PAGE
-------     -----------                                                   ----
EXHIBIT 99  SERIES TERM SHEET DATED MARCH 17, 1998, WITH RESPECT TO        5
            THE PROPOSED ISSUANCE OF THE FLOATING RATE CLASS A CREDIT
            CARD PASS-THROUGH CERTIFICATES AND THE FLOATING RATE
            CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER
            CARD MASTER TRUST I, SERIES 1998-3.
